FTI Consulting, Inc. Current Investor Presentation November 2017 Exhibit 99.1

Cautionary Note About Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as "anticipates," "estimates," "expects," “goals,” "intends," "believes,” "forecasts,” “targets,” “objectives” and variations of such words or similar expressions, are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs, projections and targets are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates or targets will be achieved, and the Company's actual results may differ materially from our expectations, beliefs, estimates and targets. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, fluctuations in the price per share of our common stock, adverse financial, real estate or other market and general economic conditions, which could impact each of our segments differently, the pace and timing of the consummation and integration of past and future acquisitions, the Company's ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients and other risks described under the heading “Part II – Item 1A Risk Factors" in the Company's Quarterly Report Form 10-Q for the quarter ended June 30, 2017, filed with the Securities and Exchange Commission (“SEC”) and in the Company's other filings with the SEC, including the risks set forth under "Risks Related to Our Reportable Segments" and "Risks Related to Our Operations.” We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

Investment Thesis We have leading businesses and practitioners that are well positioned to win in the market Where we believe we have the right to win, including in adjacent sub-practices, we will invest in talented practitioners Healthy balance sheet and strong cash flows with a commitment to return capital back to our stockholders Key macro drivers of our business – restructuring, M&A and disputes – are nowhere near their peaks Commitment to improve performance by driving organic growth and remaining focused on disciplined cost controls

FCN Publicly Traded $1.6BLN 1982 Year Founded 4,600+ Total Employees Worldwide 450+ Senior Managing Directors 9 9 Specialized Industry Practice Groups 2 Nobel Laureates 10/10 Advisor to World’s Top 10 Bank Holding Companies 97/100 Advisor to 97 of the World’s Top 100 Law Firms 56/100 56 of Global 100 Corporations are Clients FTI Consulting: Experts with Impact 77 Offices in 77 Cities Around the Globe Equity Market Capitalization1 All statistics above are as of September 30, 2017. ¹Number of total shares outstanding as of October 19, 2017, times the closing share price as of October 27, 2017.

Our Global Reach Latin America Argentina Buenos Aires Brazil São Paulo Caribbean British Virgin Islands Cayman Islands Colombia Bogotá Mexico Mexico City North America Canada Calgary Toronto Vancouver United States Annapolis Atlanta Austin Baltimore Boston Brentwood Charlotte Chicago Dallas Denver Great Neck Houston Indianapolis Los Angeles McLean Miami Mountain View New York Oakland Pasadena Philadelphia Phoenix Pittsburgh Portland Princeton Rockville Roseland Saddle Brook San Francisco Santa Barbara Seattle Tucson Walnut Creek Washington, D.C. Wayne West Palm Beach Winston-Salem Asia Pacific Australia Brisbane Melbourne Perth Sydney China Beijing Hong Kong Shanghai India Mumbai New Delhi Indonesia Jakarta Japan Tokyo Korea Seoul Malaysia Kuala Lumpur Philippines 1 Manila Singapore With offices in every major financial center and every corner of the globe, we successfully serve our clients wherever challenges and opportunities arise. 1. Affiliate Europe, Middle East, Africa Belgium Brussels Denmark Copenhagen Finland Helsinki France Paris Germany Berlin Frankfurt Ireland Dublin Netherlands The Hague Qatar Doha South Africa Cape Town Johannesburg Spain Madrid United Arab Emirates Abu Dhabi Dubai United Kingdom London Stirling

Business Snapshot: Five Segments, One Purpose Corporate Finance & Restructuring Economic Consulting Forensic and Litigation Consulting Strategic Communications Technology FTI Consulting is organized into five segments, each of which is a global leader in its own right for one simple reason: our commitment to having a tangible, positive impact on how our clients confront and manage change and risk

Segment Snapshot: Revenues and Total Adjusted Segment EBITDA Q3 2017 Segment Revenues Q3 2017 Total Adjusted Segment EBITDA¹ Corporate Finance & Restructuring Forensic and Litigation Consulting Economic Consulting Technology Strategic Communications ¹See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition and reconciliations of Total Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. .

  2012 2013 2014 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 2016 Q1 2017 Q2 2017 Q3 2017 Segment Revenues $394,719 $382,526 $391,115 $440,398 $127,156 $132,142 $110,617 $113,354 $483,269 $105,901 $117,487 $128,121 Segment Gross Profit Margin 39.5% 35.9% 32.6% 38.3% 40.7% 38.8% 33.6% 32.0% 36.5% 29.5% 34.4% 36.2% Segment SG&A $61,027 $71,966 $75,382 $81,550 $20,823 $19,983 $20,109 $20,669 $81,584 $21,692 $21,129 $20,449 Adjusted Segment EBITDA $95,916 $67,183 $55,492 $90,101 $31,603 $32,041 $17,762 $16,282 $97,688 $10,325 $20,048 $26,734 Adjusted Segment EBITDA Margin¹ 24.3% 17.6% 14.2% 20.5% 24.9% 24.2% 16.1% 14.4% 20.2% 9.7% 17.1% 20.9% Number of Revenue-Generating Professionals 697 737 706 838 857 853 904 895 895 900 881 934 Corporate Finance & Restructuring Services Business Transformation Turnaround & Restructuring Interim Management Transactions Valuation & Financial Advisory Services Dispute Advisory Tax Services Corporations/C-Suite Boards of Directors Equity Sponsors Secured Lenders Unsecured Creditors Clients (in thousands, except percentages and headcount data) (unaudited) ¹See accompanying “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted Segment EBITDA Margin, a non-GAAP financial measure.

Corporate Finance & Restructuring (continued) The Corporate Finance & Restructuring segment focuses on strategic, operational, financial and capital needs of businesses by addressing the full spectrum of financial and transactional challenges faced by companies, boards, private equity sponsors, creditor constituencies and other stakeholders. Medium-Term Growth Opportunities Enhance Business Transformation and Transaction capabilities Grow restructuring globally Deeper penetration of key industries e.g., Retail, Healthcare, TMT, Automotive and Energy Segment Offering Revenues increased $17.5 million, or 15.8%, to $128.1 million for the three months ended September 30, 2017, which included $3.7 million, or 3.4%, from an acquisition that closed in the quarter. Excluding the acquisition, revenues increased organically by $13.8 million, or 12.5%. This increase was primarily due to increased demand globally for restructuring services, and an $8.5 million increase in success fees. Gross profit increased $9.2 million, or 24.7%, to $46.4 million for the three months ended September 30, 2017. Gross profit margin increased 2.6 percentage points for the three months ended September 30, 2017. This increase was a result of higher success fees and improved utilization. Adjusted Segment EBITDA was $26.7 million, or 20.9% of segment revenues, compared to $17.8 million, or 16.1% of segment revenues, in the prior year quarter. The increase in Adjusted Segment EBITDA was primarily due to higher revenues with improved utilization. Q3 2017 Key Financial Commentary

Forensic and Litigation Consulting

Services

- Forensic Accounting & Advisory Services ("FAAS")
- Global Risk and Investigations Practice ("GRIP")
- Dispute Advisory Services
- Intellectual Property
- Trial Services
- Data & Analytics ("D&A")
- Compliance, Monitoring & Receivership
- Business Insurance Claims
- Anti-Corruption Investigations & Compliance
- Health Solutions

Clients

- Corporations
- Boards of Directors
- Governments
- Law Firms

Children's National

MKG



Northwell Health

PokerStars.com

mvmc

STANFORD

ZeekRewards

Jaguar Energy

	2012	2013	2014	2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	2016	Q1 2017	Q2 2017	Q3 2017
Segment Revenues	$407,586	$433,632	$483,380	$482,269	$119,004	$118,193	$115,045	$105,492	$457,734	$111,406	$111,410	$118,639
Segment Gross Profit Margin	33.8%	35.9%	36.6%	32.2%	32.7%	31.1%	32.9%	27.8%	31.2%	31.0%	30.6%	36.6%
Segment SG&A	$80,842	$84,616	$90,707	$94,717	$20,192	$22,523	$22,554	$24,257	$89,526	$22,180	$22,050	$21,861
Adjusted Segment EBITDA	$60,566	$74,481	$90,468	$64,267	$19,808	$15,190	$16,554	$6,330	$57,882	$13,251	$13,032	$22,539
Adjusted Segment EBITDA Margin[1]	14.9%	17.2%	18.7%	13.3%	16.6%	12.9%	14.4%	6.0%	12.6%	12.1%	11.7%	19.0%
Number of Revenue-Generating Professionals	952	1,061	1,154	1,131	1,132	1,117	1,145	1,110	1,110	1,110	1,070	1,080

(in thousands, except percentages and headcount data) (unaudited)

[1] See accompanying "End Notes: FTI Consulting Non-GAAP Financial Measures" for the definition of Adjusted Segment EBITDA Margin, a non-GAAP financial measure.

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Forensic and Litigation Consulting (continued) Enhance Data & Analytics, Construction Solutions and Cybersecurity capabilities Grow overseas businesses e.g., London and Hong Kong Improve utilization in Disputes, Investigations and Health Solutions practices Segment Offering The Forensic and Litigation Consulting segment provides a complete range of multidisciplinary, independent dispute advisory, investigative, data acquisition/analysis and forensic accounting services. Our professionals combine end-to-end capabilities when clients face high stakes litigation, arbitration and compliance investigations and regulatory scrutiny. Medium-Term Growth Opportunities Revenues increased $3.6 million, or 3.1%, to $118.6 million for the three months ended September 30, 2017. This increase in revenues was primarily due to higher demand for forensic accounting and advisory services and construction solutions offerings, partially offset by a $4.5 million decrease in success fees in our health solutions practice. Gross profit increased $5.5 million, or 14.5%, to $43.4 million for the three months ended September 30, 2017. Gross profit margin increased 3.7 percentage points for the three months ended September 30, 2017. This increase is related to a 6 percentage point improvement in utilization, which was partially offset by the impact of lower success fees in our health solutions practice. Adjusted Segment EBITDA was $22.5 million, or 19.0% of segment revenues, compared to $16.6 million, or 14.4% of segment revenues, in the prior year quarter. The increase in Adjusted Segment EBITDA was primarily due to higher revenues with improved utilization. Q3 2017 Key Financial Commentary

Economic Consulting

Services

- Antitrust & Competition Economics
- Business Valuation
- Intellectual Property
- International Arbitration
- Labor & Employment
- Public Policy
- Regulated Industries
- Securities Litigation & Risk Management
- Center for Healthcare Economics and Policy
- Network Analysis
- Economic Impact Analysis

Clients

- Corporations
- Government Entities
- Law Firms

	2012	2013	2014	2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	2016	Q1 2017	Q2 2017	Q3 2017
Segment Revenues	$391,622	$447,366	$451,040	$447,909	$130,731	$118,006	$122,480	$129,270	$500,487	$139,221	$124,004	$111,753
Segment Gross Profit Margin	32.3%	32.9%	27.0%	26.8%	28.2%	27.2%	27.6%	26.4%	27.3%	25.8%	26.1%	24.9%
Segment SG&A	$51,912	$58,282	$66,159	$61,213	$16,426	$17,604	$16,745	$16,555	$67,330	$17,285	$18,245	$17,123
Adjusted Segment EBITDA	$77,461	$92,204	$59,282	$62,330	$21,319	$15,381	$18,354	$19,048	$74,102	$20,110	$15,509	$12,061
Adjusted Segment EBITDA Margin[1]	19.8%	20.6%	13.1%	13.9%	16.3%	13.0%	15.0%	14.7%	14.8%	14.4%	12.5%	10.8%
Number of Revenue-Generating Professionals	474	530	574	599	607	604	647	656	656	660	652	688

(in thousands, except percentages and headcount data) (unaudited)

[1]See accompanying "End Notes: FTI Consulting Non-GAAP Financial Measures" for the definition of Adjusted Segment EBITDA Margin, a non-GAAP financial measure.

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Economic Consulting (continued) Medium-Term Growth Opportunities Maintain leading position of Compass Lexecon in the U.S. Grow overseas businesses e.g., EMEA, Australia and Asia Develop adjacent businesses in the U.S. e.g., International Arbitration, Energy, Healthcare, TMT and Financial Services Segment Offering Revenues decreased $10.7 million, or 8.8%, to $111.8 million for the three months ended September 30, 2017. This decrease was primarily driven by lower demand for antitrust and financial economics services in North America. Gross profit decreased $6.0 million, or 17.7%, to $27.8 million for the three months ended September 30, 2017. Gross profit margin decreased 2.7 percentage points for the three months ended September 30, 2017. This decrease was primarily due to a 7 percentage point decline in utilization, resulting from lower demand and an increase in billable staff. Adjusted Segment EBITDA was $12.1 million, or 10.8% of segment revenues, compared to $18.4 million, or 15.0% of segment revenues, in the prior year quarter. The decrease in Adjusted Segment EBITDA was primarily due to lower revenues with lower utilization, which was partially offset by lower compensation costs. Q3 2017 Key Financial Commentary The Economic Consulting segment, including subsidiary Compass Lexecon, provides analysis of complex economic issues. We help our clients with legal, regulatory and international arbitration proceedings; strategic decision making; and public policy debates around the world. We deliver sophisticated economic analysis and modeling of issues arising in M&A transactions, complex antitrust litigation, commercial disputes, international arbitration, regulatory proceedings and a wide range of securities litigation. Our statistical and economic experts help clients analyze complex economic issues, such as the economic impact of deregulation on a particular industry or the amount of damages suffered by a business as a result of particular events.

Clients Technology Corporations Government Agencies Law Firms Ringtail E-Discovery Software E-Discovery Management Managed Document Review Collections & Computer Forensics Information Governance & Compliance Services FTI Investigations Software & Services (in thousands, except percentages and headcount data) (unaudited)   2012 2013 2014 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 2016 Q1 2017 Q2 2017 Q3 2017 Segment Revenues $195,194 $202,663 $241,310  $218,599 $48,281 $41,882 $44,072 $43,485 $177,720 $46,087 $45,566 $42,282 Segment Gross Profit Margin 54.9% 52.2% 48.0%  43.3% 41.5% 41.2% 41.8% 33.2% 39.5% 44.4% 39.7% 42.8% Segment SG&A $62,436 $59,890 $68,162  $71,120 $16,014 $16,211 $15,129 $16,781 $64,135 $15,882 $15,683 $14,916 Adjusted Segment EBITDA $57,203 $60,655 $63,545  $39,010 $7,823 $5,035 $7,398 $5,558 $25,814 $7,804 $5,421 $5,973 Adjusted Segment EBITDA Margin¹ 29.3% 29.9% 26.3%  17.8% 16.2% 12.0% 16.8% 12.8% 14.5% 16.9% 11.9% 14.1% Number of Revenue-Generating Professionals 277 306  344 349 313 301 298 288 288 296 301 291 ¹See accompanying “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted Segment EBITDA Margin, a non-GAAP financial measure.

Medium-Term Growth Opportunities Expand addressable market through new distribution channels for Consulting & Services and Software Invest in new and adjacent services e.g., Information Governance and Contract Intelligence Technology (continued) Segment Offering Revenues decreased $1.8 million, or 4.1%, to $42.3 million for the three months ended September 30, 2017. This decrease was primarily driven by lower demand for managed review and lower pricing for hosting services, partially offset by increased demand for consulting services. These decreases were related to the wind down of large cross-border investigations, partially offset by new M&A-related “second requests.” Gross profit decreased $0.3 million, or 1.8%, to $18.1 million for the three months ended September 30, 2017. Gross profit margin increased by 1.0 percentage point for the three months ended September 30, 2017. This margin increase is due to lower data center costs partially offset by an unfavorable revenue mix. Adjusted Segment EBITDA was $6.0 million, or 14.1% of segment revenues, compared to $7.4 million, or 16.8% of segment revenues, in the prior year quarter. The decrease in Adjusted Segment EBITDA was due to a decline in higher margin hosting-related revenues. Q3 2017 Key Financial Commentary The Technology segment is a leading provider of software and consulting services for e-discovery and information management. We assist clients with internal, regulatory and global investigations, early case assessment, litigation and joint defense, antitrust and competition investigations, including pre-merger notification “Second Request”, and the secure management, analysis and use of critical corporate information. We also help clients locate, review and produce electronically stored information (“ESI”). Our proprietary Ringtail® software and Acuity® managed review are used for e-discovery and document review in litigation and secure information management.

Strategic Communications

Services

- M&A Crisis Communications & Special Situations
- Capital Markets Communications
- Corporate Reputation
- Public Affairs & Government Relations
- Employee Engagement & Change Communications
- Digital & Creative Communications
- Public Affairs
- Strategy Consulting & Research

Clients

- CEOs
- CFOs
- Chief Communications Officers
- Investor Relations Officers
- Boards of Directors

	2012	2013	2014	2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	2016	Q1 2017	Q2 2017	Q3 2017
Segment Revenues	$187,750	$186,245	$189,367	$189,974	$45,113	$49,924	$45,828	$50,319	$191,184	$43,729	$46,248	$48,167
Segment Gross Profit Margin	36.9%	34.7%	36.7%	36.3%	38.0%	39.4%	37.2%	38.7%	38.4%	34.5%	34.1%	38.3%
Segment SG&A	$46,852	$47,874	$48,890	$42,720	$11,408	$11,518	$9,945	$11,538	$44,409	$11,203	$11,196	$10,734
Adjusted Segment EBITDA	$25,019	$18,737	$22,588	$27,727	$6,108	$8,440	$7,509	$8,401	$30,458	$4,257	$4,876	$8,073
Adjusted Segment EBITDA Margin[1]	13.3%	10.1%	11.9%	14.6%	13.5%	16.9%	16.4%	16.7%	15.9%	9.7%	10.5%	16.8%
Number of Revenue-Generating Professionals	593	590	566	599	601	606	624	647	647	657	659	626

(in thousands, except percentages and headcount data) (unaudited)

[1]See accompanying "End Notes: FTI Consulting Non-GAAP Financial Measures" for the definition of Adjusted Segment EBITDA Margin, a non-GAAP financial measure.

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Strategic Communications (continued) The Strategic Communications segment provides a comprehensive view of strategic communications with an integrated suite of services, including financial communications, corporate reputation, transaction communications and public affairs in all the major markets around the world. Medium-Term Growth Opportunities Further develop large, complex client relationships Enhance market share in highly regulated industries e.g., Financial Services, Energy, Healthcare, Industrials and TMT Leverage FTI Consulting’s services and platform to enhance client results Segment Offering Revenues increased $2.3 million, or 5.1%, to $48.2 million for the three months ended September 30, 2017, which included 1.0% estimated favorable impact from FX. Excluding the estimated impact of FX, revenues increased $1.9 million, or 4.1%, primarily driven by higher retainer based revenues, partially offset by lower pass-through revenues. Gross profit increased $1.4 million, or 8.3%, to $18.5 million for the three months ended September 30, 2017. Gross profit margin increased 1.1 percentage points for the three months ended September 30, 2017. This increase was primarily due to a lower proportion of lower margin pass-through revenues and the impact of a success fee. Adjusted Segment EBITDA was $8.1 million, or 16.8% of segment revenues, compared to $7.5 million, or 16.4% of segment revenues, in the prior year quarter. The increase in Adjusted Segment EBITDA was due to the increase in revenues. Q3 2017 Key Financial Commentary

Q3 2017 Awards & Accolades FTI Consulting’s Corporate Finance & Restructuring segment received the Turnaround Management Association’s Small Company Transaction of the Year Award Three FTI Consulting professionals were recognized as part of The M&A Advisor’s Eighth Annual Emerging Leaders Awards FTI Consulting and Compass Lexecon led the Who’s Who Legal: Consulting Experts guide for the second consecutive year with 129 professionals recognized New York Law Journal “Best of” Reader Rankings: Best of Trial Consultant – FTI Consulting (#2) Best of Bankruptcy Valuation Provider – FTI Consulting (#2) Best of Litigation Valuation Provider – FTI Consulting (#3) Best of Data Recovery Services Provider – FTI Technology (#3) The New York Law Journal’s Best of 2017 Hall of Fame – FTI Consulting FTI Consulting was named to The Deal League Tables as #1 Restructuring Advisor by dollar volume and number of cases (Q1-Q3 2017) Kelly Trenfield (CF&R) among the first group of candidates awarded a Fellowship by The Australian Restructuring Insolvency and Turnaround Association (ARITA).

Financial Overview

FY 2012 – Q3 2017 and FY 2017 Guidance: Revenues ($ Millions) Revenues

FY 2012 – Q3 2017: Net Income (Loss) and Adjusted EBITDA ¹See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition and reconciliations of Adjusted EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. Net Income (Loss) ($ Millions) Adjusted EBITDA¹ ($ Millions)

Earnings (Loss) Per Diluted Share FY 2012 – Q3 2017 and FY 2017 Guidance: Earnings (Loss) Per Diluted Share and Adjusted Earnings Per Diluted Share ¹See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition and reconciliations of Adjusted Earnings Per Diluted Share, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. ²See accompanying financial tables for the reconciliation of guidance on estimated Earnings Per Diluted Share to estimated Adjusted Earnings Per Diluted Share, which are non-GAAP financial measures. Adjusted Earnings Per Diluted Share¹ ²

Q3 2017, Q2 2017 and Q3 2016: Select Cash Position and Capital Allocation All numbers in thousands, except for DSOs Total debt excludes the reduction for deferred debt issue costs of $3.9 million, $4.1 million, and $4.7 million as of September 30, 2017, June 30, 2017 and September 30, 2016, respectively. See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition and reconciliations of Free Cash Flow, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure.

Financial Tables Reconciliations of Non-GAAP Financial Measures

Reconciliation of Net Income (Loss) to Adjusted EBITDA Q3 2017 Q2 2017 Q1 2017 FY 2016 FY 2015 FY 2014 FY 2013 FY 2012 Net Income (Loss) $ 32,214 $ (5,156) $ 14,016 $ 85,520 $ 66,053 $ 58,807 $ (10,594) $ (36,986) Interest income and other (1,103) (1,592) (605) (10,466) (3,232) (4,670) (1,748) (5,659) Interest expense 6,760 6,250 5,801 24,819 42,768 50,685 51,376 56,731 Income tax provision 9,197 527 7,877 42,283 39,333 42,604 42,405 40,100 Loss on early extinguishment of debt - - - - 19,589 - - 4,850 Depreciation and amortization 7,470 7,727 8,571 38,700 31,392 33,989 32,541 29,604 Amortization of other intangible assets 2,882 2,422 2,493 10,306 11,726 15,521 22,954 22,407 Special charges - 30,074 - 10,445 - 16,339 38,414 29,557 Remeasurement of acquisition-related contingent consideration - 536 166 1,403 (1,867) (2,723) (13,555) (5,227) Goodwill impairment charge - - - - - 83,752 110,387 Adjusted EBITDA1 $ 57,420 $ 40,788 $ 38,319 $ 203,010 $ 205,762 $ 210,552 $ 245,545 $ 245,764 1See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted EBITDA, which is a non-GAAP financial measure. (in thousands)

Reconciliations of Net Income (Loss) to Adjusted Net Income and Earnings (Loss) Per Diluted Share to Adjusted Earnings Per Diluted Share

(in thousands, except for per share data)

	Q3 2017	Q2 2017	Q1 2017	FY 2016	FY 2015	FY 2014	FY 2013	FY 2012
Net income (loss)	**$32,214**	**($5,156)**	**$14,016**	**$85,520**	**$66,053**	**$58,807**	**($10,594)**	**($36,986)**
Add back:								
Special charges	-	30,074	-	10,445	-	16,339	38,414	29,557
Tax impact of special charges	(832)	(9,103)	-	(3,595)	-	(6,702)	(15,147)	(10,442)
Goodwill impairment charges[1]	-	-	-	-	-	-	83,752	110,387
Loss on early extinguishment of debt	-	-	-	-	19,589	-	-	4,850
Tax impact of loss on early extinguishment of debt	-	-	-	-	(7,708)	-	-	(1,940)
Remeasurement of acquisition-related contingent consideration	-	536	166	1,403	(1,867)	(2,722)	(13,555)	(5,228)
Tax impact of remeasurement of acquisition-related contingent consideration, net of tax	-	(204)	(65)	(546)	747	1,004	1,501	-
Adjusted Net Income[2]	**$31,382**	**$16,147**	**$14,117**	**$93,227**	**$76,814**	**$66,726**	**$84,371**	**$90,198**
Earnings (loss) per common share – diluted	**$0.85**	**($0.13)**	**$0.34**	**$2.05**	**$1.58**	**$1.44**	**($0.27)**	**($0.92)**
Add back:								
Special charges	-	0.75	-	0.25	-	0.40	0.98	0.71
Tax impact of special charges	(0.02)	(0.23)	-	(0.08)	-	(0.16)	(0.39)	(0.24)
Goodwill impairment charge[1]	-	-	-	-	-	-	2.14	2.74
Loss on early extinguishment of debt	-	-	-	-	0.47	-	-	0.12
Tax impact of loss on early extinguishment of debt	-	-	-	-	(0.19)	-	-	(0.05)
Remeasurement of acquisition-related contingent consideration, net of tax	-	0.01	-	0.03	(0.04)	(0.06)	(0.35)	(0.13)
Tax impact of remeasurement of acquisition-related contingent consideration, net of tax	-	-	-	(0.01)	0.02	0.02	0.05	-
Impact of denominator for diluted adjusted earnings per common share	-	-	-	-	-	-	(0.07)	(0.06)
Adjusted earnings per common share – diluted[2]	**$0.83**	**$0.40**	**$0.34**	**$2.24**	**$1.84**	**$1.64**	**$2.09**	**$2.17**
Weighted average number of common shares outstanding – diluted	37,746	39,932	41,245	41,709	41,729	40,729	40,421	41,578

[1]The goodwill impairment charges are non-deductible for income tax purposes and resulted in no tax benefit for 2013 and 2012.

[2]See "End Notes: FTI Consulting Non-GAAP Financial Measures" for the definitions of Adjusted Net Income and Adjusted Earnings Per Diluted Share, which are non-GAAP financial measures.

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Reconciliation of Net Income to Total Adjusted Segment EBITDA 1See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Total Adjusted Segment EBITDA, which is a non-GAAP financial measure. (in thousands) Q3 2017 Net Income $ 32,214 Add back: Income tax provision 9,197 Interest income and other (1,103) Interest expense 6,760 Unallocated corporate expenses 18,827 Segment depreciation expense 6,603 Amortization of other intangible assets 2,882 Total Adjusted Segment EBITDA1 $ 75,380

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow Q3 2017 Q2 2017 Q3 2016 Net cash provided by operating activities $ 106,233 $ 10,887 $ 70,942 Purchases of property and equipment (6,894) (7,296) (10,872) Free Cash Flow1 $ 99,339 $ 3,591 $ 60,070 1See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Free Cash Flow, which is a non-GAAP financial measure. (in thousands)

Reconciliation of Guidance on Estimated Earnings Per Diluted Share to Estimated Adjusted Earnings Per Diluted Share 1The forward-looking guidance on estimated 2017 Earnings per Diluted Share and Adjusted Earnings per Diluted Share do not reflect other gains and losses (all of which would be excluded from Adjusted Earnings per Diluted Share) related to future impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and/or losses on early extinguishment of debt except for the actual charges taken during the nine months ended September 30, 2017, as these items are dependent on future events that are uncertain and difficult to predict. 2See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted Earnings per Diluted Share, which is a non-GAAP financial measure. Year Ended December 31, 2017 Low High Guidance on estimated earnings per common share - diluted1 $ 1.37 $ 1.67 Special charges, net of tax 0.52 0.52 Remeasurement of acquisition-related contingent consideration, net of tax 0.01 0.01 Guidance on estimated adjusted earnings per diluted share1,2 $ 1.90 $ 2.20

End Notes FTI Consulting Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with GAAP. Certain of these measures are considered “non-GAAP financial measures” under the SEC rules. Specifically, we have referred to the following non-GAAP financial measures in this presentation: Total Segment Operating Income (Loss) Adjusted EBITDA Total Adjusted Segment EBITDA Adjusted EBITDA Margin Adjusted Segment EBITDA Margin Adjusted Net Income Adjusted Earnings per Diluted Share Free Cash Flow We have included the definitions of Segment Operating Income (Loss) and Adjusted Segment EBITDA below in order to more fully define the components of certain non-GAAP financial measures in this presentation. We define Segment Operating Income (Loss) as a segment’s share of Consolidated Operating Income (Loss). We define Total Segment Operating Income (Loss), which is a non-GAAP financial measure, as the total of Segment Operating Income (Loss), which is a non-GAAP financial measure, for all segments, which excludes unallocated corporate expenses. We use Segment Operating Income (Loss) for the purpose of calculating Adjusted Segment EBITDA, which is a GAAP financial measure. We define Adjusted Segment EBITDA as a segment’s share of Consolidated Operating Income (Loss) before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenues. We define Adjusted Segment EBITDA Margin as Adjusted Segment EBITDA as a percentage of a segment’s revenues. We define Total Adjusted Segment EBITDA, which is a non-GAAP financial measure, as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We believe that the non-GAAP financial measures, which exclude the effects of remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges, when considered together with our GAAP financial results and GAAP measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results with the operating results of other companies. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income (loss) and earnings (loss) per diluted share, respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that this non-GAAP financial measure, which excludes the effects of the remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt, when considered together with our GAAP financial results, provides management and investors with an additional understanding of our business operating results, including underlying trends. We define Free Cash Flow, a non-GAAP financial measure, as net cash provided by operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company’s ability to generate cash for ongoing business operations and other capital deployment. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income.